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                                                                EXHIBIT 10.1b(6)

                       SIXTH AMENDMENT TO CREDIT AGREEMENT


         THIS SIXTH AMENDMENT TO CREDIT AGREEMENT (this "Agreement"), dated as of November 30, 2000, by and among IRON DYNAMICS, INC., an Indiana corporation (the "Borrower"), the lenders listed on the signature pages hereof and MELLON BANK, N.A., a national banking association, as agent for the Lenders under the Credit Agreement referred to below (the "Agent").

                                    RECITALS:

         WHEREAS the Borrower, certain lenders, the Agent and Mellon Bank, N.A., as Issuing Bank, entered into a Credit Agreement, dated as of December 31, 1997, as amended by the Amendment and Waiver, dated as of June 10, 1998, the Second Amendment to Credit Agreement, dated as of March 15, 1999, the Third Amendment and Waiver to Credit Agreement, dated as of June 30, 1999, the Fourth Amendment to Credit Agreement, dated as of December 21, 1999 and the Fifth Amendment and Waiver to Credit Agreement, dated as of March 29, 2000 (as so amended, the "Credit Agreement"), pursuant to which the Lenders have agreed to extend credit to the Borrower;

         WHEREAS, the Borrower has requested the Lenders to effect a certain amendment to the Credit Agreement and the Required Lenders are willing to do so;

         NOW, THEREFORE, the parties hereto, in consideration of their mutual covenants and agreements hereinafter set forth and intending to be legally bound hereby agree as follows:

         SECTION 1. AMENDMENT TO CREDIT AGREEMENT WITH RESPECT TO INDEBTEDNESS OF THE BORROWER TO SDI. Section 6.03(h) of the Credit Agreement is hereby amended by deleting the figure "$55,000,000" appearing therein and inserting in lieu thereof the "$75,000.000".

         SECTION 2. DIRECTIONS TO AGENT; EFFECTIVENESS. The Required Lenders hereby direct the Agent to execute and deliver this Agreement. The terms of this Agreement hereof shall become effective, as of the date of this Agreement, upon the execution and delivery hereof by the Borrower, the Agent and the Required Lenders.

         SECTION 3. MISCELLANEOUS. (a) The Credit Agreement, as amended or modified by this Agreement, is in all respects ratified, approved and confirmed and shall, as so amended and modified, remain in full force and effect. From and after the date hereof, all references to the "Agreement" in the Credit Agreement and in the other Loan Documents shall be deemed to be references to the Credit Agreement as amended and modified by this Agreement.

         (b) This Agreement shall be deemed to be a contract under the laws of the State of New York and for all purposes shall be governed by and construed and enforced in accordance with the laws of said State.

         (c) This Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed an original, but all such counterparts shall constitute but one and the same instrument.
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         IN WITNESS WHEREOF, the parties hereto, by their officers thereunto duly authorized, have executed and delivered this Agreement as of the date first above written.



                                     IRON DYNAMICS, INC.



                                     By       /S/ Keith Busse
                                       -----------------------------------------

                                     Title:   President and CEO
                                           -------------------------------------



                                     MELLON BANK, N.A., as Lender,
                                       as Issuing Bank and as Agent



                                     By       /S/ Edward L. McGrath
                                       -----------------------------------------

                                     Title    First Vice President
                                          --------------------------------------



                                     KREDITANSTALT FUR WIEDERAUFBAU



                                     By       /S/ Illegible
                                       -----------------------------------------

                                     Title    Vice President
                                          --------------------------------------



                                     COMERICA BANK



                                     By       /S/ Kathleen Kasperek
                                       -----------------------------------------

                                     Title    Assistant Vice President
                                          --------------------------------------
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                                     NATIONAL CITY BANK, INDIANA



                                     By       /S/ Larry Mayers
                                       -----------------------------------------

                                     Title    Senior Vice President
                                          --------------------------------------



                                     LASALLE BANK NATIONAL ASSOCIATION



                                     By       /S/ Illegible
                                       -----------------------------------------

                                     Title    Vice President
                                          --------------------------------------